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                                                                 Exhibit 10.31

            Zwaaneveld o Loonstein o Gorissen o Eisenmann, advocaten


                               FINANCING CONTRACT

The undersigned:

1. the body corporate under foreign law OPAL FINANCE CORPORATION LTD., registered office in St. Peters Post, Guernsey, Channel Islands, with offices, inter alia, in Amsterdam, hereinafter to be referred to as "Opal";

and

2. the body corporate under the law of the United Kingdom T.HQ International Limited, registered office in Epsom, Surrey (United Kingdom), hereinafter to be referred to as "THQ";

and

3. the body corporate under the law of Germany T.HQ Deutschland GmbH, registered office in Munchen (Germany), hereinafter to be referred to as "THQ";

whereas:

Opal is a financing company which will provide funds to THQ, an enterprise engaged in the production of and trade in software for the (computer) games industry, solely for the import of "Nintendo" and "Sega" game software, hereinafter to be referred to as "the goods", to be imported from Japan;

Opal will open commercial documentary sight Letters of Credit for this purpose for a total amount of USD 1,750,000.00, hereinafter to be referred to as: "the funds", as soon as the terms and conditions laid down in this contract and/or the law have been fulfilled, in particular after THQ has fulfilled in its obligations as laid down in article 6 of this contract;

declare that they have agreed the following:

1.      The preamble shall form part of this contract.

2. The goods shall be imported from Japan into the United Kingdom and Germany in Opal's name but in actual fact by THQ, be stored by THQ under Opal's name and be distributed in the above-mentioned countries by and/or on behalf of THQ. These orders shall only be placed after Opal has been given the opportunity to review the purchase orders to Nintendo Corporation of America Ltd and/or Nintendo Company Ltd and/or Sega Enterprises Inc. and after Opal's consent in writing;

3. All offers and/or sales contracts made/concluded by THQ to/with its customers shall require Opal's prior inspection and shall also require Opal's prior consent. THQ shall, for this purpose provide Opal inter alia with a copy of the
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            Zwaaneveld o Loonstein o Gorissen o Eisenmann, advocaten


        offer, an estimate of the costs and all other information which could in fairness influence the assessment by Opal. All sales contracts in respect of the goods between THQ and its customers shall be insured by THQ against default of payment by its customers with Hermes Credit Service. All costs attached thereto shall be borne by THQ. In these credit insurance policies Opal shall be named as the sole loss payee and Opal shall, furthermore, be entitled to have (direct) recourse on the debtors and will have the right to submit claims under the insurance policy;

4. All offers and invoices relating to the trade in the goods by THQ shall clearly designate as the sole place of payment: 1. a bank account in the name of Opal or 2. bank accounts in the name of THQ in which Opal is the only authorised signatory. THQ shall not be allowed to receive payments in any other way without Opal's explicit prior consent in writing;

5. All moneys and/or values to be received by THQ from the sale of the goods shall be transferred immediately to Opal by way of reduction of the capital provided by Opal. A further contract may be entered into between the parties to the extent that 25% of the money to be received by THQ shall be retained by the latter as working capital whereas the remaining 75% shall be transferred to Opal as mentioned above;

6. To insure Opal's rights THQ shall establish a (quiet) right of pledge, in accordance with section 3:237 of the Dutch Civil Code, on all THQ's goods, moneys and values, including, inter alia, THQ's inventory and THQ's claims on third parties as described below in article 7, for the benefit of Opal. THQ shall cooperate in the execution of one or more authentic deeds of pledge before a competent civil law notary in The Netherlands;

7. On the basis of the deed(s) of pledge to be passed pursuant to article 6 of this contract, Opal shall obtain:

        - a first pledge on THQ's stocks. Opal shall receive from THQ, always on the 10th of each month at the latest, a statement of the stocks as per the end of previous month;

        - a first pledge on the company furniture and equipment (insofar as available) of THQ;

        - a first pledge on THQ's accounts receivable. THQ shall provide Opal with an accounts receivable aging report, signed in a legally valid manner, of accounts receivable pledged to Opal, at the latest on the 10th of each month, simultaneously with THQ's stock list;

        - a first pledge on the rights under THQ's credit insurance policies;

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8.      All companies associated with THQ in the United States of America,
        France, Germany and Hong Kong shall submit a statement to Opal in writing that they are familiar with the contents of this contract and these companies shall, in addition, confirm in said document that they will act solely in accordance with the contents of the contract and that they will not in any way act contrary to the contract and the obligations and provisions arising thereunder. Furthermore the body corporate under the law of the State of New York, T.HQ Incorporated, guarantees by undersigning this contract, towards Opal full compliance (including payment) with this contract in case of (a) lack of performance(s) by contract-party sub 2 and/or sub 3;

9. Immediately together with the application to open a Letter of Credit, THQ shall pay to Opal 20% of the total value of the commercial documentary sight Letters of Credit, to the extent that these have been used by the former, by way of security. This security shall be considered as the final 20% payment of the amount due by THQ (including Opal's commission) to Opal. As long as the final 20% has not been paid, Opal will retain these moneys by way of (extra) security. Simultaneously with the above-mentioned payment THQ shall also pay to Opal the costs incurred by the latter for the purpose of putting up the commercial documentary sight Letters of Credit;

10. By way of commission for the amounts borrowed Opal shall receive from THQ an amount equalling 4.75% of the bank commercial documentary sight Letters of Credit opened by Opal and used by THQ. Furthermore, THQ shall, in order to compensate Opal for the loss of interest on the capital, pay Opal the 30 day libor from the date on which the Letters of Credit are drawn until the date of repayment, to be increased by an extra 4%;

11. On the date on which the capital or parts thereof have been outstanding for more than 90 days, since the date on which the respective Letters of Credit were drawn, THQ shall owe Opal an extra commission of 2% monthly until the capital or the relevant part thereof has been repaid to Opal in full.

12. THQ shall, upon request, pay the costs incurred by Opal relating to activities and/or trips connected with the present contract in advance. These activities shall include the trips undertaken by Opal to California where THQ keeps offices.

13. THQ shall keep a record of all the transactions relating to this contract in a careful manner and in accordance with the statutory provisions and provide Opal with a complete insight therein. THQ shall also regularly supply Opal with information concerning general matters, whether directly or indirectly related to this contract, such as financial, legal and fiscal matters.
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                               FINANCING CONTRACT

The undersigned:

1. the body corporate under foreign law OPAL FINANCE CORPORATION LTD., registered office in St. Peters Post, Guernsey, Channel Islands, with offices, inter alia, in Amsterdam, hereinafter to be referred to as "Opal";

and

2. the body corporate under the law of the United Kingdom T.HQ International Limited, registered office in Epsom, Surray (United Kingdom), hereinafter to be referred to as "THQ";

and

3. the body corporate under the law of Germany T.HQ Deutschland GmbH, registered office in Munchen (Germany), hereinafter to be referred to as "THQ";

whereas:

Opal is a financing company which will provide funds to THQ, an enterprise engaged in the production of and trade in software for the (computer) games industry, solely for the import of "Nintendo" and "Sega" game software, hereinafter to be referred to as "the goods", to be imported from Japan;

Opal will open commercial documentary sight Letters of Credit for this purpose for a total amount of USD 1,750,000.00, hereinafter to be referred to as: "the funds", as soon as the terms and conditions laid down in this contract and/or the law have been fulfilled, in particular after THQ has fulfilled in its obligations as laid down in article 6 of this contract;

declare that they have agreed the following:

1.      The preamble shall form part of this contract.

2. The goods shall be imported from Japan into the United Kingdom and Germany in Opals' name but in actual fact by THQ, be stored by THQ under Opal's name and be distributed in the above-mentioned countries by and/or on behalf of THQ. These orders shall only be placed after Opal has been given the opportunity to review the purchase orders to Nintendo Corporation of America Ltd and/or Nintendo Company Ltd and/or Sega Enterprises Inc. and after Opal's consent in writing;

3. All offers and/or all sales contracts made/concluded by THQ to/with its customers shall require Opal's prior

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inspected and [COPY NOT LEGIBLE] shall, for this purpose, provide Opal, inter alia, with a copy of the offer, an estimate of the costs and all other information which could in fairness influence the assessment by Opal. All sales contracts in respect of

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             the goods between THQ and its customers shall be insured by THQ against default of payment by its customers with Hermes Credit Service. All costs attached thereto shall be borne by THQ. In these credit insurance policies Opal shall be named as the sole loss payee and Opal shall, furthermore, be entitled to have (direct) recourse on the debtors and will have the right to submit claims under the insurance policy;

        4. All offers and invoices relating to the trade in the goods by THQ shall clearly designate as the sole place of payment: 1. a bank account in the name of Opal or 2. bank accounts in the name of THQ in which Opal is the only authorised signatory. THQ shall not be allowed to receive payments in any other way without Opal's explicit prior consent in writing;

        5. All moneys and/or values to be received by THQ from the sale of the goods shall be transferred immediately to Opal by way of reduction of the capital provided by Opal. A further contract may be entered into between the parties to the extent that 25% of the money to be received by THQ shall be retained by the latter as working capital whereas the remaining 75% shall be transferred to Opal as mentioned above;

        6. To insure Opal's rights THQ shall establish a (quiet) right of pledge, in accordance with section 3:237 of the Dutch Civil Code, on all THQ's goods, moneys and values, including, inter alia, THQ's inventory and THQ's claims on third parties as described below in article 7, for the benefit of Opal. THQ shall cooperate in the execution of one or more authentic deeds of pledge before a competent civil law notary in The Netherlands;

        7.   On the basis of the deed(s) of pledge to be passed pursuant to article 6 of this contract, Opal shall obtain:

             - a first pledge on THQ's stocks. Opal shall receive from THQ, always on the 10th of each month at the latest, a statement of the stocks as per the end of previous month;

             - a first pledge on the company furniture and equipment (insofar as available) of THQ;

             - a first pledge on THQ's accounts receivable. THQ shall provide Opal with an accounts receivable aging report, signed in a legally valid manner, of accounts receivable pledged to Opal, at the latest on the 10th of each month, simultaneously with THQ's stock list;

             - a first pledge on the rights under THQ's credit insurance policies;


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8.      All companies associated with THQ in the United States or America,
        France, the United Kingdom and Hong Kong shall submit a statement to Opal in writing that they are familiar with the contents of this contract and these

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             companies shall, in addition, confirm in said document that they will act solely in accordance with the contents of the contract and that they will not in any way act contrary to the contract and the obligations and provisions arising thereunder. Furthermore the body corporate under the law of the State of New York, T.HQ Incorporated, guarantees by undersigning this contract, towards Opal full compliance (including payment) with this contract in case of (a) lack of performance(s) by contract-party sub 2 and/or sub 3;

        9. Immediately together with the application to open a Letter of Credit, THQ shall pay to Opal 20% of the total value of the commercial documentary sight Letters of Credit, to the extent that these have been used by the former, by way of security. This security shall be considered as the final 20% payment of the amount due by THQ (including Opal's commission) to Opal. As long as the final 20% has not been paid, Opal will retain these moneys by way of (extra) security. Simultaneously with the above-mentioned payment THQ shall also pay to Opal the costs incurred by the latter for the purpose of putting up the commercial documentary sight Letters of Credit;

        10. By way of commission for the amounts borrowed Opal shall receive from THQ an amount equalling 4.75% of the bank commercial documentary sight Letters of Credit opened by Opal and used by THQ. Furthermore, THQ shall, in order to compensate Opal for the loss of interest on the capital, pay Opal the 30 day libor from the date on which the Letters of Credit are drawn until the date of repayment, to be increased by an extra 4%;

        11. On the date on which the capital or parts thereof have been outstanding for more than 90 days, since the date on which the respective Letters of Credit were drawn, THQ shall owe Opal an extra commission of 2% monthly until the capital or the relevant part thereof has been repaid to Opal in full.

        12. THQ shall, upon request, pay the costs incurred by Opal relating to activities and/or trips connected with the present contract in advance. These activities shall include the trips undertaken by Opal to California where THQ keeps offices.

        13. THQ shall keep a record of all the transactions relating to this contract in a careful manner and in accordance with the statutory provisions and provide Opal with a complete insight therein. THQ shall also regularly supply Opal with information concerning general matters, whether directly or indirectly related to this contract, such as [COPY NOT LEGIBLE]
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14.     THQ shall hold Opal harmless from any claims and/or demands from third parties relating to the manufacture,
             distribution and/or quality of the goods and/or matters directly or indirectly related thereto.

        15. Opal shall at all times be entitled to limit and/or cancel this contract without stating any reasons for same and without giving notice of termination.

        16. This contract shall be co-signed by the body corporate under the law of the United Kingdom T.HQ International Limited, registered office in Epsom, Surrey. By undersigning they guarantee towards Opal full compliance (including payment) with this contract in case of (a) lack of performance(s) by contract-party sub 3;

        17.  This contract shall be governed by Dutch law.

        18. The Court of Amsterdam shall be the competent court to take cognizance of any disputes between the parties concerning this contract without prejudice to Opal's right to submit the dispute to another competent court.

        19. In the event of any disputes on the interpretation of any of the provisions of this contract, the Dutch text shall be conclusive.

        Thus agreed and prepared in triplicate and signed on ____________ 1994.

        1. the body corporate under foreign law OPAL FINANCE CORPORATION LTD., registered office in St. Peters Post, Guernsey, Channel Islands;


        2. the body corporate under the law of the United Kingdom T.HQ International Limited, registered office in Epsom, Surrey;


        3. the body corporate under German law T.HQ GmbH, registered office in Munich (Germany);


        4. the body corporate under the law of the State of New York T.HQ Incorporated, registered office in New York (United States of America).